Offerings - Offering: 1	Jan. 02, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 39,470,341.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,450.85
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,522,003 Shares outstanding (approximately 25.00% of the net assets of the Fund as of December 31, 2025).